UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 8, 2010
JOHN B. SANFILIPPO & SON, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-19681 (Commission File Number)	36-2419677 (I.R.S. Employer Identification Number)
1703 North Randall Road, Elgin, Illinois 60123-7820
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (847) 289-1800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

John B. Sanfilippo & Son, Inc. (the “Company”) submits the following information:
Item 1.01. Entry into a Material Definitive Agreement
On March 8, 2010, the Company entered into a First Amendment to Credit Agreement with Wells Fargo Capital Finance, LLC (f/k/a Wells Fargo Foothill, LLC), as a lender and administrative agent and Burdale Financial Limited, as a lender (the “First Amendment”) that amends the Credit Agreement by and among the Company, Wells Fargo Foothill, LLC, as the arranger and administrative agent and a syndicate of lenders, dated as of February 7, 2008 (as amended by the First Amendment, the “Credit Facility”).
The First Amendment modifies the Credit Agreement to permit the Company to make acquisitions, subject to restrictions on the amount that can be spent on acquisitions during the term of the Credit Agreement and meeting specified other criterion including loan availability levels and pro forma financial covenant compliance. In addition, the First Amendment alters the borrowing base calculation, which is based upon accounts receivable, inventory and machinery and equipment (the “Borrowing Base Calculation”), to allow the Company increased availability from inventory under the Credit Facility during January, February, March, October, November and December, which are the months in which the Company purchases most of its inventory.
The First Amendment also increases the interest rates charged to the Company, such that borrowings under the Credit Facility now accrue interest at a rate determined pursuant to the administrative agent’s prime rate plus an applicable margin determined by reference to the amount of loans which may be advanced under the Borrowing Base Calculation, ranging from 0.00% to 0.05% (up from (0.50%) to 0.00%), or a rate based on the London interbank offered rate (“LIBOR”) plus an applicable margin based upon the Borrowing Base Calculation, ranging from 2.50% to 3.0% (up from 2.00% to 2.50%). Similarly, the face amount of undrawn letters of credit now accrues interest at a rate of 2.00% to 2.50% (up from 1.50% to 2.00%), based upon the Borrowing Base Calculation. In addition, the First Amendment provides that in the event that loan availability under the Borrowing Base Calculation falls below $25,000,000 (up from $15,000,000), the Company will be required to maintain a specified fixed charge coverage ratio, tested on a quarterly basis.
The foregoing summary description of First Amendment is qualified in its entirety by reference to the First Amendment, which is filed as Exhibit 10.1 with portions omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment. Exhibit 10.1 is incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN B. SANFILIPPO & SON, INC.
March 12, 2010	By:	/s/ Michael J. Valentine
Michael J. Valentine
Chief Financial Officer and Group President

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	First Amendment to Credit Agreement dated as of March 8, 2010, by and among the Company, Wells Fargo Capital Finance, LLC (f/k/a Wells Fargo Foothill, LLC), as a lender and administrative agent and Burdale Financial Limited, as a lender*

*	Portions of this exhibit have been omitted under a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the United States Securities and Exchange Commission